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                                   EXHIBIT 99
























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                                     BYLAWS
                                       of
                     ROYAL BANCSHARES OF PENNSYLVANIA, INC.


                                    Article 1

                               CORPORATION OFFICE

Section 1.1 The Corporation shall have and continuously maintain in Pennsylvania a registered office which may, but need not, be the same as its place of business, at an address to be designated from time to time by the Board of Directors.

Section 1.2 The Corporation may also have offices at such other places as the Board of Directors from time to time may designate or the business of the Corporation may require.

                                    Article 2

                              SHAREHOLDERS MEETINGS

Section 2.1 All meetings of the shareholders shall be held at such time and place as may be fixed from time to time by the Board of Directors.

Section 2.2 The annual meeting of the shareholders shall be held on the third Wednesday in May of each year, or on such other day within forty-five (45) days before or after said date as the Board of Directors shall determine by resolution, when the shareholders shall elect members to the Board of Directors and transact such other business as may properly be brought before the meeting.

Section 2.3 Special meetings of the shareholders may be called at any time by the President or a majority of the Board of Directors or of its Executive Committee. At any time, upon written request of any person who has called a special meeting, it shall be the duty of the Secretary to fix the time of the meeting which, if the meeting is called pursuant to a statutory right, shall be held not more than sixty (60) days after the receipt of the request. If the Secretary neglects or refuses to fix the time of the meeting, the person or persons calling the meeting may do so.

Section 2.4 Written notice of all shareholder meetings (other than adjourned meetings of shareholders), shall state the place, date, hour, the purpose thereof and shall be served upon, or mailed, postage prepaid, or telegraphed, charges prepaid, at least fifteen (15) days before such meeting, unless a greater period of notice is required by statute or by these Bylaws, to each shareholder entitled to vote thereat at such address as appears on the transfer books for shares of the Corporation.

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Section 2.5     When a meeting of shareholders is adjourned, it shall not be necessary to give any notice of the adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the Board of Directors fixes a new record date for the adjourned meeting.

                                    Article 3

                             QUORUM OF SHAREHOLDERS

Section 3.1 The presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast on the particular matter shall constitute a quorum for purposes of considering such matter, and unless otherwise provided by statute or by the Articles of Incorporation, the acts of such shareholders at a duly organized meeting shall be the acts of the shareholders. If, however, any meeting of shareholders cannot be organized because of a lack of quorum, those present, in person or by proxy, shall have the power, except as otherwise provided by statute, to adjourn the meeting to such time and place as they may determine, without notice other than an announcement at the meeting, until the requisite number of shareholders for a quorum shall be present, in person or by proxy, except that in the case of any meeting called for the election of directors such meeting may be adjourned only for periods not exceeding fifteen (15) days as the holders of shares representing a majority of the votes entitled to be cast, whether present in person or by proxy, shall direct, and those who attend the second of such adjourned meetings, although less than a quorum, shall nevertheless constitute a quorum for the purpose of electing directors. At any adjourned meeting at which a quorum shall be present or so represented, any business may be transacted which might have been transacted at the original meeting if a quorum had been present. The shareholders present, in person or by proxy, at a duly organized meeting can continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

                                    Article 4

                                  VOTING RIGHTS

Section 4.1 Except as may be otherwise provided by statute or by the Articles of Incorporation or in Section 4.2 below, at every meeting of shareholders, every shareholder entitled to vote thereat shall have the right to one (1) vote for each share of Class A Common Stock and ten (10) votes for each share of Class B Common Stock standing in his or her name on the transfer books for shares of the Corporation on the record date fixed for the meeting. No share shall be voted at any meeting if an installment is due and unpaid thereon.

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Section 4.2     In all elections for directors, every shareholder entitled to vote shall have the right, in person or by proxy, to multiply the number of votes to which he or she is entitled by the number of directors to be elected, and a Shareholder may cast the whole number of such votes for one candidate or may distribute them among any two or more candidates. The candidates receiving the highest number of votes up to the number of directors to be chosen shall be elected.

                                    Article 5

                                     PROXIES

Section 5.1 Every shareholder entitled to vote at a meeting of shareholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him or her by proxy. Every proxy shall be executed in writing by the shareholder or his or her duly authorized attorney in fact and filed with the Secretary of the Corporation. A proxy, unless coupled with an interest, shall be revocable at will, notwithstanding any other agreement or any provision in the proxy to the contrary, but the revocation of a proxy shall not be effective until notice thereof has been given to the Secretary of the Corporation. No unrevoked proxy shall be valid after eleven (11) months from the date of its execution, unless a longer time is expressly provided therein, but in no event shall a proxy, unless coupled with an interest, be voted after three (3) years from the date of its execution. A proxy shall not be revoked by the death or incapacity of the maker, unless before the vote is counted or the authority is exercised, written notice of such death or incapacity is given to the Secretary of the Corporation.

                                    Article 6

                                   RECORD DATE

Section 6.1 The Board of Directors may fix a time, not more than ninety (90) days prior to the date of any meeting of shareholders, or the date fixed for the payment of any dividend or distribution, or the date for the allotment of rights, or the date when any change or conversion or exchange of shares will be made or go into effect, as a record date for the determination of the shareholders entitled to notice of, and to vote at, any such meeting, or entitled to receive payment of any such dividend or distribution, or to receive any such allotment of rights, or to exercise the rights in respect to any such change, conversion or exchange of shares. In such case, only such shareholders as shall be shareholders of record on the date so fixed shall be entitled to notice of, or to vote at, such meeting or to receive payment of such dividend or distribution or to receive such allotment of rights or to exercise such rights, as the case may be, notwithstanding any transfer of any shares on the transfer books for shares of the Corporation after any record date fixed as aforesaid. The Board of Directors may close the transfer books for

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                shares of the Corporation against transfers of shares during the whole or any part of such period, and in such case written or printed notice thereof shall be mailed at least twenty (20) days before closing thereof to each shareholder of record at the address appearing on the records of the Corporation or supplied by the shareholder to the Corporation for the purpose of notice. While the transfer books for shares of the Corporation are closed, no transfer of shares shall be made thereon. If no record date is fixed by the Board of Directors for the determination of shareholders entitled to receive notice of, and vote at, a meeting of shareholders, transferees of shares which are transferred on the books of the Corporation within twenty
                (20) days next preceding the date of such meeting shall not be entitled to notice of or to vote at such meeting.

                                    Article 7

                                  VOTING LISTS


Section 7.1 The officer or agent having charge of the transfer books for shares of the Corporation shall make a complete list of the shareholders entitled to vote at any meeting of shareholders, arranged in alphabetical order, with the address of and the number of shares held by each. The list shall be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholders during the whole time of the meeting for the purposes thereof except that, if the Corporation has 5,000 or more shareholders, in lieu of the making of the list the Corporation may make the information therein available at the meeting by any other means.

Section 7.2 Failure to comply with the requirements of Section 7.1 shall not affect the validity of any action taken at a meeting prior to a demand at the meeting by any shareholder entitled to vote thereat to examine the list. The original share register(s) or transfer book(s), or a duplicate thereof kept in the Commonwealth of Pennsylvania shall be prima facie evidence as to who are the shareholders entitled to examine the list or share register(s) or transfer book(s) or to vote at any meeting of shareholders.

                                    Article 8

                               JUDGES OF ELECTION

Section 8.1 In advance of any meeting of shareholders, the Board of Directors may appoint judge(s) of election, who need not be shareholders, to act at the meeting or any adjournment thereof. If judge(s) of election is/are not so appointed, the presiding officer of the meeting may, and on the request of any shareholders shall, appoint judge(s) of election at the meeting. The number of judges shall be one or three. A person who is a candidate for office to be filled at the meeting shall not act as a judge.

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Section 8.2     In case any person appointed as a judge fails to appear or fails or refuses to act, the vacancy may be filled by appointment made by the Board of Directors in advance of the convening of the meeting or at the meeting by the presiding officer thereof.

Section 8.3 The judge(s) of election shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, the authenticity, validity and effect of proxies, receive votes or ballots, hear and determine all challenges and questions in any manner arising in connection with the right to vote, count and tabulate all votes, determine the result and do such acts as may be proper to conduct the election or vote with fairness to all shareholders. The judge(s) of election shall perform his, her or their duties impartially, in good faith, to the best of his, her or their ability and as expeditiously as is practical. If there are three judges of election, the decision, act or certificate of a majority shall be effective in all respects as the decision, act or certificate of all.

Section 8.4 On request of the presiding officer of the meeting, or of any shareholder, the judge(s) of election shall make a report in writing of any challenge or question or matter determined by him, her or them, and execute a certificate of any fact found by him, her or them. Any report or certificate made by him, her or them shall be prima facie evidence of the facts stated therein.

                                    Article 9

                   CONSENT OF SHAREHOLDERS IN LIEU OF MEETING

Section 9.1 Any action required or permitted to be taken at a meeting of the shareholders, or of a class of shareholders, may be taken without a meeting, prior or subsequent to the action, if a consent or consents in writing setting forth the action so taken shall be signed by all of the shareholders who would be entitled to vote at a meeting for such purpose and shall be filed with the Secretary of the Corporation.

Section 9.2 The consent or consents in writing required by this Article 9 may be given by proxy in accordance with Section 5.1 hereof.

                                   Article 10

                                    DIRECTORS

Section 10.1 Any shareholder who intends to nominate or to cause to have nominated any candidate for election to the Board of Directors (other than any candidate

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                proposed by the Corporation*s then existing Board of Directors)
                shall so notify the Secretary of the Corporation in writing at least sixty (60) days prior to the date of the annual meeting of the Shareholders, or not later than seven (7) days after the date on which notice was given for any other meeting of shareholders called for the election of one or more directors. Such notification shall contain the following information to the extent known by the notifying shareholder:


                (a) the name and address of each proposed nominee;

                (b) the age of each proposed nominee;

                (c) the principal occupation of each proposed nominee;

                (d) the number and class of shares of the Corporation owned by each proposed nominee;

                (e) the total number of votes that to the knowledge of the notifying shareholder will be cast for each proposed nominee;

                (f) the name and residence address of the notifying shareholder;
                    and

                (g) the number and class of shares of the Corporation owned by the notifying shareholder.

                Any nomination for director not made in accordance with this Section shall be disregarded by the presiding officer of the meeting, and votes cast for each such nominee shall be disregarded by the judges of election. In the event that the same person is nominated by more than one shareholder, if at least one nomination for such person complies with this Section, the nomination shall be honored and all votes cast for such nominee shall be counted.

Section 10.2 The number of directors that shall constitute the whole Board of Directors shall be not less than five nor more than twenty-five. The Board of Directors shall be classified into three classes, each class to be elected for a term of three (3) years. The terms of the respective classes shall expire in successive years as provided in Section 10.3 hereof. Within the foregoing limits, the Board of Directors may from time to time fix the number of directors and their respective classifications.

Section 10.3 Initially, there shall be four Class I directors who shall serve for three years until the annual meeting of the shareholders of the Corporation in 1997, four Class II directors to serve until the 1998 annual meeting, and five Class III directors to serve until the 1996 annual meeting. At each annual meeting of shareholders, successors to the class of directors whose term shall then expire shall be elected to hold office for a term of three (3) years, so that the term of office of one class of directors shall expire in each year.

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Section 10.4    The Board of Directors may declare vacant the office of a
                director who has been judicially declared of unsound mind or who has been convicted of an offense punishable by imprisonment for a term of more than one (1) year or for any other proper cause which these Bylaws may specify or if, within sixty (60) days after notice of his or her selection, the director does not accept the office either in writing or by attending a meeting of the Board of Directors and fulfill such other requirements of qualification as these Bylaws may specify.

Section 10.5 Upon application of any shareholder or director, the court may remove from office any director in case of fraudulent or dishonest acts, or gross abuse of authority or discretion with reference to the Corporation, or for any other proper cause, and may bar from office any director so removed for a period prescribed by the court. The Corporation shall be made a party to the action and, as a prerequisite to the maintenance of an action under this Section 10.5, a shareholder shall comply with
                Section 1782 of the Business Corporation Law of 1988 and any amendments or supplements thereto.

Section 10.6 An act of the Board of Directors done during the period when a director has been suspended or removed for cause shall not be impugned or invalidated if the suspension or removal is thereafter rescinded by the shareholders or by the Board of Directors or by the final judgment of a court.

Section 10.7 The Board of Directors may appoint a person who previously held the position of director to be a director emeritus. A director emeritus may attend meetings of the Board of Directors. A director emeritus may advise the Board of Directors on any proposed corporate action but shall not have voting rights. The compensation of a director emeritus shall be determined from time to time by resolution of the Board of Directors.

                                   Article 11

                         VACANCIES ON BOARD OF DIRECTORS

Section 11.1 Vacancies on the Board of Directors, including vacancies resulting from an increase in the number of directors, shall be filled by the decision of a majority of the remaining members of the Board of Directors, though less than a quorum, and each person so appointed shall be a director until the expiration of the term of office of the class of directors to which he or she was appointed.

                                   Article 12

                          POWERS OF BOARD OF DIRECTORS

Section 12.1 The business and affairs of the Corporation shall be managed by its Board of Directors, which may exercise all such powers of the Corporation and do all


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                such lawful acts and things as are not by statute or by the
                Articles of Incorporation or by these Bylaws directed or required to be exercised and done by the shareholders.

Section 12.2 A director shall stand in a fiduciary relation to the Corporation and shall perform his or her duties as a director, including his or her duties as a member of any committee of the Board of Directors upon which he or she may serve, in good faith, in a manner he or she reasonably believes to be in the best interests of the Corporation and with such care, including reasonable inquiry, skill and diligence, as a person of ordinary prudence would use under similar circumstances. In performing his or her duties, a director shall be entitled to rely in good faith on information, opinions, reports or statements, including financial statements and other financial data, in each case prepared or presented by any of the following:

                (a) one or more officers or employees of the Corporation whom the director reasonably believes to be reliable and competent in the matters presented;

                (b) counsel, public accountants or other persons as to matters which the director reasonably believes to be within the professional or expert competence of such persons; and

                (c) a committee of the Board of Directors upon which he or she does not serve, duly designated in accordance with law, as to matters within its designated authority, which committee the director reasonably believes to merit confidence. -

                A director shall not be considered to be acting in good faith if he or she has knowledge concerning the matter in question that would cause his or her reliance to be unwarranted.

Section 12.3 In discharging the duties of their respective positions, the Board of Directors, committees of the Board of Directors and individual directors may, in considering the best interests of the Corporation, consider the effects of any action upon employees, suppliers and customers of the Corporation and upon communities in which offices or other establishments of the Corporation are located, and all other pertinent factors. The consideration of those factors shall not constitute a violation of Section 12.2.

Section 12.4 Absent a breach of fiduciary duty, lack of good faith or self-dealing, actions taken as a director or any failure to take any action shall be presumed to be in the best interests of the Corporation.

Section 12.5 A director shall not be personally liable, as such, for monetary damages for any action taken, or any failure to take any action, unless:


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                (a) the director has breached or failed to perform the duties of his or her office under this Article 12; and

                (b) the breach or failure to perform constitutes self-dealing, willful misconduct or recklessness.

Section 12.6    The provisions of Section 12.5 shall not apply to:

                (a) the responsibility or liability of a director pursuant to any criminal statute; or

                (b) the liability of a director for the payment of taxes
                    pursuant to local, state or federal law.

Section 12.7 A director of the Corporation who is present at a meeting of the Board of Directors, or of a committee of the Board of Directors, at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his or her dissent is entered in the minutes of the meeting or unless he or she files his or her written dissent to the action with the Secretary of the Corporation before the adjournment thereof or transmits the dissent in writing to the Secretary of the Corporation immediately after the adjournment of the meeting. The right to dissent shall not apply to a director who voted in favor of the action. Nothing in this Section 12.7 shall bar a director from asserting that minutes of any meeting incorrectly omitted his or her dissent if, promptly upon receipt of a copy of such minutes, he or she notifies the Secretary of the Corporation, in writing, of the asserted omission or inaccuracy.

                                   Article 13

                      COMMITTEES OF THE BOARD OF DIRECTORS

Section 13.1 The Board of Directors may, by resolution adopted by a. majority of the directors in office, establish one or more committees to consist of one or more directors of the Corporation. Any committee, to the extent provided in the resolution of the Board of Directors or in these Bylaws, shall have and may exercise all of the powers and authority of the Board of Directors, except that a committee shall not have any power or authority as to the following:

                (a) the submission to shareholders of any action requiring approval of shareholders under applicable law, the Articles of Incorporation or these Bylaws;

                (b) the creation or filling of vacancies in the Board of
                    Directors;

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                (c) the adoption, amendment or repeal of these Bylaws;

                (d) the amendment or repeal of any resolution of the Board of
                    Directors that by its terms is amendable or repealable only by the Board of Directors and

                (e) action on matters committed by these Bylaws or resolution of the Board of Directors to another committee of the Board of Directors.

Section 13.2 The Board of Directors may designate one or more directors as alternate members of any committee who may replace any absent or disqualified member at any meeting of the committee or for the purposes of any written action by the committee. In the absence or disqualification of a member of a committee, the member or members and alternate member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another director to act at the meeting in the place of the absent or disqualified member.

Section 13.3 Each committee of the Board of Directors shall serve at the pleasure of the Board of Directors. The term "Board of Directors," when used in any provision of this Article 13 relating to the organization or procedures of, or the manner of taking action by, the Board of Directors, shall be construed to include and refer to any executive or other committee of the Board of Directors. Any provision of this Article 13 relating to or referring to action to be taken by the Board of Directors or the procedure required therefor shall be satisfied by the taking of corresponding action by a committee of the Board of Directors to the extent authority to take the action has been delegated to the committee pursuant to this Article 13.

                                   Article 14

                       MEETINGS OF THE BOARD OF DIRECTORS

Section 14.1 An organization meeting may be held immediately following the annual shareholders meeting without the necessity of notice to the directors to constitute a-legally convened meeting, or the directors may meet at such time and place as may be fixed by either a notice or waiver of notice or consent signed by all of such directors.

Section 14.2 Regular meetings of the Board of Directors shall be held not less often than semi-annually at a time and place determined by the Board of Directors at the preceding meeting. One or more directors may participate in any meeting of the Board of Directors, or of any committee thereof, by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear one another.


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Section 14.3    Special meetings of the Board of Directors may be called by the
                President on one day*s notice to each director, either personally or in the manner set forth under Article 33 hereof; special meetings shall be called by the Chairperson of the Board or the President in like manner and on like notice upon the written request of three directors.

Section 14.4 At all meetings of the Board of Directors, a majority of the directors shall constitute a quorum for the transaction of business, and the acts of a majority of the directors present at a meeting in person or by conference telephone or similar communications equipment at which a quorum is present in person or by communications equipment shall be the acts of the Board of Directors, except as may be otherwise specifically provided by statute or by the Articles of Incorporation or by these Bylaws. If a quorum shall not be present in person or by communications equipment at any meeting of the directors, the directors present may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or as permitted herein.

                                   Article 15

                    INFORMAL ACTION BY THE BOARD OF DIRECTORS

Section 15.1 Any action required or permitted to be taken at a meeting of the directors may be taken without a meeting if, prior or subsequent to the action, a written consent or consents thereto signed by all of the directors in office are filed with the Secretary of the Corporation.

                                   Article 16

                            COMPENSATION OF DIRECTORS

Section 16.1 Directors, as such, may receive a stated salary for their services or a fixed sum and expenses for attendance at regular and special meetings, or any combination of the foregoing as may be determined from time to time by resolution of the Board of Directors, and nothing contained herein shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

                                   Article 17

                                    OFFICERS

Section 17.1 The officers of the Corporation shall be elected by the Board of Directors at its organization meeting and shall be a President,


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                a Secretary and a Treasurer. At its option, the Board of
                Directors may elect a Chairperson of the Board. The Board of Directors may also elect one or more Vice Presidents and such other officers and appoint such agents as it shall deem necessary, who shall hold their offices for such terms, have such authority and perform such duties as may from time to time be prescribed by the Board of Directors. Any number of offices may be held by the same person.

Section 17.2 The compensation of all officers of the Corporation shall be fixed by the Board of Directors.

Section 17.3 Each officer shall hold office for a term of one year and until his or her successor has been selected and qualified or until his or her earlier death, resignation or removal. Any officer may resign at any time upon written notice to the Corporation. The resignation shall be effective upon receipt thereof by the Corporation or at such subsequent time as may be specified in the notice of resignation. The Corporation may secure the fidelity of any or all of the officers by bond or otherwise.

Section 17.4 Any officer or agent of the Corporation may be removed by the Board of Directors with or without cause. The removal shall be without prejudice to the contract rights, if any, of any person so removed. Election or appointment of an officer or agent shall not of itself create contract rights.

Section 17.5 An officer shall perform his or her duties as an officer in good faith, in a manner he or she reasonably believes to be in the best interests of the Corporation and with such care, including reasonable inquiry, skill and diligence, as a person of ordinary prudence would use under similar circumstances. A person who so performs his or her duties shall not be liable by reason of having been an officer of the Corporation.

                                   Article 18

                          THE CHAIRPERSON OF THE BOARD

Section 18.1 The Chairperson of the Board shall preside at all meetings of the shareholders and directors. The Chairperson shall supervise the carrying out of the policies adopted or approved by the Board of Directors. The Chairperson shall also have and may exercise such further powers and duties as from time to time may be conferred upon or assigned to the Chairperson by the Board of Directors.


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                                   Article 19

                                  THE PRESIDENT

Section 19.1 The President shall be the chief executive officer of the Corporation; shall have general and active management of the business of the Corporation; shall see that all orders and resolutions of the Board of Directors are put into effect, subject, however, to the right of the Board of Directors to delegate any specific powers, except such as may be by statute exclusively conferred on the President or to any other officer or officers of the Corporation. The President shall execute bonds, mortgages and other contracts requiring a seal under the seal of the Corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing or execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation. In the absence or incapacity of the Chairperson of the Board, the President shall have and exercise all powers conferred by these Bylaws or otherwise on the Chairperson of the Board.

                                   Article 20

                               THE VICE PRESIDENT

Section 20.1 The Vice President or, if more than one, the Vice Presidents in the order established by the Board of Directors shall, in the absence or incapacity of the President, exercise all powers and perform the duties of the President. The Vice Presidents, respectively, shall also have such other authority and perform such other duties as may be provided in these Bylaws or as shall be determined by the Board of Directors or the President. Any Vice President may, in the discretion of the Board of Directors, be designated as "executive," "senior," or by departmental or functional classification.

                                   Article 21

                                  THE SECRETARY

Section 2l.1 The Secretary shall attend all meetings of the Board of Directors and of the shareholders and keep accurate records thereof in one or more minute books kept for that purpose and shall perform the duties customarily performed by the secretary of a corporation and such other duties as may be assigned to the Secretary by the Board of Directors or the President.

                                   Article 22

                                  THE TREASURER

Section 22.1 The Treasurer shall have the custody of the corporate funds and securities; shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall perform such other duties as may be assigned to the Treasurer by the Board of Directors or the President. The


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                Treasurer shall give bond in such sum and with such surety as the Board of Directors may from time to time direct.

                                   Article 23

                               ASSISTANT OFFICERS

Section 23.1 Each assistant officer shall assist in the performance of the duties of the officer to whom he or she is assistant and shall perform such duties in the absence of the officer. The assistant officer shall perform such additional duties as the Board of Directors, the President or the officer to whom he or she is assistant may from time to time assign the assistant. Such assistant officers may be given such functional titles as the Board of Directors shall from time to time determine.

                                   Article 24

                                 INDEMNIFICATION

Section 24.1 (Third Party Actions) The Corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that he or she is or was a representative of the Corporation, or is or was serving at the request of the Corporation as a representative of another domestic or foreign corporation for profit or not-for-profit, partnership, joint venture, trust or other enterprise, against expenses (including attorneys* fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with the action or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the Corporation and, with respect to any criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action or proceeding by judgment, order, settlement or conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that the person did not act in good faith and in a manner that he or she reasonably believed to be in, or not opposed to, the best interests of the Corporation and, with respect to any criminal proceeding, had reasonable cause to believe that his or her conduct was unlawful.

Section 24.2 (Derivative Actions) The Corporation shall have power to indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending or completed action by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he or she is or was a representative of the Corporation, or is or was serving at the request of the


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                Corporation as a representative of another domestic or foreign corporation for profit or not-for-profit, partnership, joint venture, trust or other enterprise, against expenses (including attorneys* fees), actually and reasonably incurred by him or her in connection with the defense or settlement of the action if he or she acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the Corporation. Indemnification shall not be made under this section in respect of any claim, issue or matter as to which the person has been adjudged to be liable to the Corporation unless and only to the extent that the court of common pleas of the judicial district embracing the county in which the registered office of the Corporation is located or the court in which the action was brought determines upon application that, despite the adjudication of liability but in view of all of the circumstances of the case, the person is fairly and reasonably entitled to indemnity for the expenses that the court of common pleas or other court deems proper.

Section 24.3 (Mandatory Indemnification) To the extent that a representative of the Corporation has been successful on the merits or otherwise in defense of any action or proceeding referred to in
                Section 24.1 (relating to third party actions) or Section 24.2 (relating to derivative actions) or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses (including attorneys* fees) actually and reasonably incurred by him or her in connection therewith.

Section 24.4 (Procedure for Effecting Indemnification) Unless ordered by a court, any indemnification under Section 24.1 (relating to third party actions) or Section 24.2 (relating to derivative actions) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the person is proper in the circumstances because he or she has met the applicable standard of conduct set forth in those sections. The determination shall be made:

                (i) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to the action or proceeding;

                (ii) if such a quorum is not obtainable or if obtainable and a majority vote of a quorum of disinterested directors so directs, by independent legal counsel in a written opinion; or

                (iii)  by the shareholders.

Section 24.5 (Advancing Expenses) Expenses (including attorneys* fees) incurred in defending any action or proceeding referred to in this Article 24 may be paid by the Corporation in advance of the final disposition of the action or proceeding upon receipt of an undertaking by or on behalf of the person to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the Corporation as authorized in this Article 24 or otherwise. Section 24.6 (Supplementary Coverage)


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

                (a) The indemnification and advancement of expenses provided by, or granted pursuant to, the other sections of this Article 24 shall not be deemed exclusive of any other rights to which a person seeking indemnification or advancement of expenses may be entitled under any Bylaw, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding that office. The Corporation may create a fund of any nature, which may, but need not be, under the control of a trustee, or otherwise secure or insure in any manner its indemnification obligations, whether arising under or pursuant to this
                    Section 24.6 or otherwise.

                (b) Indemnification pursuant to Subsection (a) of this Section
                    24.6 shall not be made in any case where the act or failure to act giving rise to the claim for indemnification is determined by a court to have constituted willful misconduct or recklessness.

                (c) Indemnification pursuant to Subsection (a) of this Section
                    24.6 under any Bylaw, agreement, vote of shareholders or directors or otherwise, may be granted for any action taken or any failure to take any action and may be made whether or not the Corporation would have the power to indemnify the person under any other provision of law except as provided in this Section 24.6 and whether or not the indemnified liability arises or arose from any threatened, pending or completed action by or in the right of the Corporation.

Section 24.7 (Power to Purchase Insurance) The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a representative of the Corporation or is or was serving at the request of the Corporation as a representative of another domestic or foreign corporation for profit or not-for-profit, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against that liability under the provisions of this Article 24.

Section 24.8 (Application to Surviving or New Corporations) For the purpose of this Article 24, references to "the Corporation" include all constituent corporations absorbed in a consolidation, merger or division, as well as the surviving or new corporations surviving or resulting therefrom, so that any person who is or was a representative of the constituent, surviving or new corporation, or is or was serving at the request of the constituent, surviving or new corporation as a representative of another domestic or foreign corporation for profit or not-for-


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                profit partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this
                Article 24 with respect to the surviving or new corporation as he or she would if he or she had served the surviving or new corporation in the new capacity.

Section 24.9    (Application to Employee Benefit Plans) For purposes of this
                Article 24:

                (a) References to "other enterprises" shall include employee benefit plans and references to "serving at the request of the Corporation" shall include any service as a representative of the Corporation that imposes duties on, or involves services by, the representative with respect to an employee benefit plan, its participants or beneficiaries.

                (b) Excise taxes assessed on a person with respect to an
                    employee benefit plan pursuant to applicable law shall be deemed "fines."

                (c) Action with respect to an employee benefit plan taken or omitted in good faith by a representative of the Corporation in a manner he or she reasonably believed to be in the interest of the participants and beneficiaries shall be deemed to be action in a manner that is not opposed to the best interests of the Corporation.

Section 24.10 (Duration and Extent of Coverage) The indemnification and advancement of expenses provided by, or granted pursuant to, this Article 24 shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a representative of the Corporation and shall inure to the benefit of the heirs and legal representatives of that person.

                                   Article 25

                               SHARE CERTIFICATES

Section 25.1 Certificates for shares of capital stock of the Corporation shall be numbered and registered in a share register as they are issued; shall bear the name of the registered holder, the number and class of shares represented thereby, the par value of each share or a statement that such shares are without par value, as the case may be; shall be signed by the President or a Vice President and the Secretary or the Treasurer or any other person properly authorized by the Board of Directors, and shall bear the corporate seal, which seal may be a facsimile engraved or printed. Where the certificate is signed by a transfer agent or a registrar, the signature of any corporate officer on such certificate may be a facsimile engraved or printed. In case any officer who has signed, or whose facsimile signature has been placed upon, any share certificate shall have ceased to be such officer because of death, resignation or otherwise before the certificate is issued, it may be issued by the Corporation with the same effect as if the officer had not ceased to be such at the date of its issue.

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                                   Article 26

                               TRANSFER OF SHARES

Section 26.1 Upon surrender to the Corporation of a share certificate duly endorsed by the person named in the certificate or by attorney duly appointed in writing and accompanied where necessary by proper evidence of succession, assignment or authority to transfer, a new certificate shall be issued to the person entitled thereto and the old certificate canceled and the transfer recorded upon the transfer books for shares of the Corporation. No transfer shall be made if it would be inconsistent with the provisions of Article 8 of the Pennsylvania Uniform Commercial Code and any amendment or supplements thereto.

                                   Article 27

                                LOST CERTIFICATES

Section 27.1 Where a shareholder of the Corporation alleges the loss, theft or destruction of one or more certificates for shares of capital stock of the Corporation and requests the issuance of a substitute certificate therefor, the Board of Directors may direct a new certificate of the same tenor and for the same number and class of shares to be issued to such person upon such person*s making of an affidavit in form satisfactory to the Board of Directors setting forth the facts in connection therewith, provided that prior to the receipt of such request the Corporation shall not have either registered a transfer of such certificate or received notice that such certificate has been acquired by a bona fide purchaser. When authorizing such issue of a new certificate the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or his or her heirs or legal representatives, as the case may be, to advertise the same in such manner as it shall require or give the Corporation a bond in such form and with such surety or sureties, and with fixed or open penalty, as shall be satisfactory to the Board of Directors, as indemnity for any liability or expense which the Corporation or the Board of Directors may incur by reason of the original certificate remaining outstanding.

                                   Article 28

                                    DIVIDENDS

Section 28.1 The Board of Directors may, from time to time, at any duly convened regular or special meeting or by unanimous consent in writing, declare and pay dividends upon the outstanding shares of capital stock of the Corporation in cash, property


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                or shares of the Corporation, so long as any dividend shall not be in violation of law and the Articles of Incorporation.

Section 28.2 Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sums as the Board of Directors from time to time, in their absolute discretion, think proper as a reserve fund to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purposes as the Board of Directors shall believe to be for the best interests of the Corporation, and the Board of Directors may reduce or abolish any such reserve in the manner in which it was created.

                                   Article 29

                        FINANCIAL REPORT TO SHAREHOLDERS

Section 29.1 The President and the Board of Directors shall present prior to each annual meeting of the shareholders a full and complete statement of the business and affairs of the Corporation for the preceding year.

                                   Article 30

                                   INSTRUMENTS

Section 30.1 Any note, mortgage, evidence of indebtedness, contract or other document, or any assignment or endorsement executed or entered into between the Corporation and any other person, when signed by one or more officers or agents having actual or apparent authority to sign it, or by the President or a Vice President and by the Secretary or Assistant Secretary or Treasurer or Assistant Treasurer of the Corporation, shall be held to have been properly executed for and on behalf of the Corporation.

Section 30.2 The affixation of the corporate seal shall not be necessary to the valid execution, assignment or endorsement by the Corporation of any instrument or other document.

                                   Article 31

                                   FISCAL YEAR

Section 31.1    The fiscal year of the Corporation shall be the calendar year.


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                                   Article 32

                                      SEAL

Section 32.1 The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words "Corporate Seal, Pennsylvania." Such seal may be used by causing it or a facsimile thereof to be impressed or affixed in any manner reproduced.

                                   Article 33

                           NOTICES AND WAIVERS THEREOF

Section 33.1 Whenever written notice is required to be given to any person under the provisions of applicable law, the Articles of Incorporation or these Bylaws, it may be given to the person either personally or by sending a copy thereof by first class or express mail, postage prepaid, or by telegram (with messenger service specified), telex or TWX (with answerback received) or courier service, charges prepaid, or by telecopier, to his or her address (or to his or her telex, TWX, telecopier or telephone number) appearing on the books of the Corporation, or in the case of directors, supplied by the directors to the Corporation for the purpose of notice. If the notice is sent by mail, telegraph or courier service, it shall be deemed to have been given to the person entitled thereto when deposited in the United States mail or with a telegraph office or courier service for delivery to that person or, in the case of telex or TWX, when dispatched. A notice of meeting shall specify the place, day and hour of the meeting and any other information required by any other provision of these Bylaws.

Section 33.2 Whenever any written notice is required to be given under the provisions of applicable law, the Articles of Incorporation or these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to the notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of the notice. Except as otherwise required by these Bylaws, neither the business to be transacted at, nor the purpose of, a meeting need be specified in the waiver of notice of the meeting. In the case of a special meeting of shareholders, the waiver of notice shall specify the general nature of the business to be transacted.

Section 33.3 Attendance of a person at any meeting shall constitute a waiver of notice of the meeting except where a person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting was not lawfully called or convened.

Section 33.4 Whenever any notice or communication is required to be given to any person under the provisions of applicable law, the Articles of Incorporation, these Bylaws, the terms of any agreement or any other instrument or as a condition precedent to taking any corporate action, and communication with that person is then unlawful, the giving of the notice or communication to that person shall not

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                be required and there shall be no duty to apply for a license or other permission to do so. Any action or meeting that is taken or held without notice or communication to that person shall have the same validity as if the notice or communication had been duly given. If the action taken is such as to require the filing of any document with respect thereto under any provision of law or any agreement or other instrument, it shall be sufficient, if such is the fact and if notice or communication is required, to state therein that notice or communication was given to all persons entitled to receive notice or communication except persons with whom communication was unlawful.

Section 33.5 Section 33.4 shall also be applicable to any shareholder with whom the Corporation has been unable to communicate for more than twenty-four (24) consecutive months because communications to the shareholder are returned unclaimed or the shareholder has otherwise failed to provide the Corporation with a current address. Whenever the shareholder provides the Corporation with a current address, Section 33.4 shall cease to be applicable to the shareholder under this Section 33.5.

                                   Article 34

                                   EMERGENCIES

Section 34.1 The Board of Directors may adopt emergency Bylaws, subject to repeal or change by action of the shareholders, which shall, notwithstanding any different provisions of law, of the Articles of Incorporation or of these Bylaws, be effective during any emergency resulting from an attack on the United States, a nuclear disaster or another catastrophe as a result of which a quorum of the Board of Directors cannot readily be assembled. The emergency Bylaws may make any provision that may be appropriate for the circumstances of the emergency including procedures for calling meetings of the Board of Directors, quorum requirements for meetings and procedures for designating additional or substitute directors.

Section 34.2 The Board of Directors, either before or during any emergency, may provide, and from time to time modify, lines of succession in the event that during the emergency any or all officers or agents of the Corporation shall for any reason be rendered incapable of discharging their duties and may, effective in the emergency, change the head offices or designate several alternative head offices or regional offices of the Corporation or authorize the officers to do so.

Section 34.3 A representative of the Corporation acting in accordance with any emergency Bylaws shall not be liable except for willful misconduct and shall not be liable for any action taken by him or her in good faith in an emergency in furtherance of the ordinary business affairs of the Corporation even though not authorized by the emergency or other Bylaws then in effect.


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Section 34.4    To the extent not inconsistent with any emergency Bylaws so adopted, the Bylaws of the Corporation shall remain in effect during any emergency and, upon its termination, the emergency Bylaws shall cease to be effective.

Section 34.5 Unless otherwise provided in emergency Bylaws, notice of any meeting of the Board of Directors during any emergency shall be given only to those directors whom it is feasible to reach at the time and by such means as are feasible at the time, including publication, radio or television. To the extent required to constitute a quorum at any meeting of the Board of Directors during any emergency, the officers of the Corporation who are present shall, unless otherwise provided in emergency Bylaws, be deemed, in order of rank and within the same rank in order of seniority, directors for the meeting.

                                   Article 35

                                   AMENDMENTS

Section 35.1 These Bylaws may be altered, amended or repealed by the affirmative vote of a majority of the total votes entitled to be cast by the holders of all the outstanding shares of Common Stock of the Corporation at any regular or special meeting duly convened after notice to the shareholders of that purpose, or by a majority vote of the members of the Board of Directors at any regular or special meeting thereof duly convened after notice to the directors of that purpose, subject always to the power of the shareholders to change such action of the Board of Directors by the affirmative vote of a majority of the total votes entitled to be cast by the holders of all the outstanding shares of Common Stock of the Corporation.



Amended Effective February 21, 2001













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